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                                                              Exhibit 24





                        POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a New York corporation (the "Corporation"), hereby constitutes and appoints Gary C. Wendt, James A. Parke, Jeffrey S. Werner and Burton J. Kloster, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3, under the Securities Act of 1933, as amended (the "1933 Act"), with respect to $7,500,000,000 of Debt Securities and Warrants to purchase such Debt Securities, (ii) a Registration Statement of the Corporation on Form S-3, under the 1933 Act, with respect to resales of such Debt Securities, including market-making transactions, by and through subsidiaries of Kidder, Peabody Group Inc. and (iii) any and all amendments and post-effective amendments to such Registration Statements as such person or persons executing the same pursuant to this Power of Attorney may approve.

     This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 27th day of July, 1994.



  /s/ Gary C. Wendt                                /s/ James A. Parke
- ----------------------------------               -----------------------------
Gary C. Wendt,                                   James A. Parke,
Chairman of the Board, President                 Senior Vice President, Finance
 and Chief Executive Officer                      (Principal Financial and
 (Principal Executive Officer)                    Accounting Officer)


  /s/ Jeffrey S. Werner                            /s/ N.D.T. Andrews
- ---------------------------------                -----------------------------
Jeffrey S. Werner,                               N.D.T. Andrews,
Senior Vice President - Corporate Treasury       Director
 and Global Funding Operation


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  /s/ James R. Bunt                                /s/ Burton J. Kloster, Jr.
- ---------------------------------                -----------------------------
James R. Bunt,                                   Burton J. Kloster, Jr.,
Director                                         Director



  /s/ Michael A. Neal                              /s/ Denis J. Nayden
- ---------------------------------                -----------------------------
Michael A. Neal,                                 Denis J. Nayden,
Director                                         Director



  /s/ Dennis D. Dammerman                          /s/ John M. Samuels
- ---------------------------------                -----------------------------
Dennis D. Dammerman,                             John M. Samuels,
Director                                         Director



  /s/ Paolo Fresco                                 /s/ Edward D. Stewart
- ---------------------------------                -----------------------------
Paolo Fresco                                     Edward D. Stewart,
Director                                         Director



  /s/ Benjamin W. Heinemann, Jr.                   /s/ John F. Welch, Jr.
- ---------------------------------                -----------------------------
Benjamin W. Heinemann, Jr.                       John F. Welch, Jr.,
Director                                         Director



  /s/ Hugh J. Murphy
- ---------------------------------
Hugh J. Murphy
Director